Exhibit 99.1

1 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION QŦǐğƠƬűƘͭ ƘğƠğŦƬôƬńűŦ February 2025

Disclaimer

This presentation is being furnished solely for the purpose of considering a potential private placement of securities (the "PIPE Financing") involving The Oncology Institute, Inc. (the "Company"), and for no other purpose. This presentation is for informational purposes only and is being provided to you solely in your capacity as a potential investor in considering an investment in the Company. By accepting this presentation, the recipient acknowledges and agrees that all of the information contained herein is confidential, that the recipient will distribute, disclose and use such information only for such purpose and that the recipient shall not distribute, disclose or use such information in any way detrimental to the Company.

No Representation or Warranty
Neither we, nor the placement agent, or its respective representatives, make, and each hereby expressly disclaim, any representation or warranty, express or implied, as to the reasonableness of the assumptions made in this presentation or the accuracy or completeness of the information contained in or incorporated by reference into this presentation. Neither the Company nor the placement agent, or its respective representatives, will have any liability for any representations or warranties, express or implied, contained in, or omissions from, this presentation. The data contained herein is derived from various internal and external sources. Neither the placement agent nor its respective representatives prepared this presentation or the information contained in or incorporated by reference into this presentation. Neither the Company, nor the placement agent, or its respective representatives, assume any obligation to provide the recipient with access to any additional information or to update the information in this presentation.

No Offer or Solicitation
This presentation is not an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any security, nor is it a solicitation of a proxy, consent or authorization with respect to any securities transaction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

PIPE Financing
ANY SECURITIES OF THE COMPANY TO BE OFFERED IN THE PIPE FINANCING CONTEMPLATED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE OR FOREIGN SECURITIES LAWS. ANY SECURITIES TO BE OFFERED IN THE PIPE FINANCING CONTEMPLATED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES EXCHANGE COMMISSION (THE "SEC"), ANY STATE SECURITIES COMMISSION OR OTHER UNITED STATES OR FOREIGN REGULATORY AUTHORITY, AND WILL BE OFFERED AND SOLD SOLELY IN RELIANCE ON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS PROVIDED BY THE SECURITIES ACT AND RULES AND REGULATIONS PROMULGATED THEREUNDER (INCLUDING REGULATION D) OR REGULATION S UNDER THE SECURITIES ACT. THE PIPE FINANCING WILL BE OFFERED AND SOLD ONLY TO "QUALIFIED INSTITUTIONAL BUYERS" (AS DEFINED IN RULE144A UNDER THE SECURITIES ACT) AND INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) PROMULGATED UNDER THE SECURITIES ACT). THIS PRESENTATION DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH STATE OR JURISDICTION. BEFORE YOU INVEST YOU SHOULD UNDERTAKE YOUR OWN DILIGENCE.

FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES

Some of the information in this presentation is not historical in nature and may constitute forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking terminology such as "believes," "expects," "anticipates," "may," "will," "should," "seeks," "approximately," "intends," "plans," "estimates," or the negative of these words or other comparable terminology. The discussion of financial trends, strategy, plans or intentions may also include forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied by such statements. Although it is not possible to predict or identify all such risks and uncertainties, they may include, but are not limited to, those described in the Company's annual, quarterly and current reports (i.e., Form 10-K, Form 10-Q and Form 8-K) as filed or furnished with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date such statements were first made. To the degree financial information is included in this presentation, it is in summary form only and must be considered in the context of the full details provided in the Company's most recent annual, quarterly or current report as filed or furnished with the SEC. The Company's SEC reports are available at ohttps://theoncologyinstitute.com/ under the "Investor Relations" tab. Except to the extent required by law, the Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures
To supplement the Company's financial results and guidance presented in accordance with U.S. generally accepted accounting principles (GAAP), the company uses certain non-GAAP financial measures in this presentation. The company believes that this non-GAAP financial measure provides useful supplementary information to, and facilitates additional analysis by, investors and analysts.

Unaudited Financial Information
This presentation contains unaudited financial information. The unaudited financial information has been prepared on the same basis as the Company's audited financial statements and, in the opinion of management, reflects all adjustments necessary for the fair presentation of the unaudited financial information. However, the unaudited financial information contained in this presentation is preliminary and may be subject to change. Accordingly, such financial information may be adjusted or may be presented differently in periodic reports or other filings filed by the Company with the Securities and Exchange Commission, and such differences may be material. In addition, past performance is not a guarantee or indication of future financial condition and/or results of operations and should not be relied upon for such reason.

THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION

The rising cost of Oncology Care is a significant problem in the US

The Oncology market is massive with accelerating growth driven by reimbursement misalignment, complex and variable clinical pathways and high-cost drugs.

Healthcare is Unaffordable & Inefficient in the U.S.

~18% of U.S. GDP is spent on healthcare & continues to rise

2x spent per person compared to OECD average

...Yet, U.S. incidence of chronic illness and longevity are worse than average

U.S. Oncology Spend Growth Continues to Accelerate

+$200 BN estimated 2020 U.S. oncology spend

11–14% CAGR for U.S. Oncology drug spending growth in the next 4 years compared to 2020 estimated spend

9.7% of U.S. adults have been diagnosed with cancer



Sources:
Cancer Epidemiology, Biomarkers & Prevention –American Association For Cancer Research, July 2020; National Center for Health Statistics; IQVIA Institute; National Health Expenditure Data –CMS; Spending on Health: Latest Trends –OECD, June 2018.

THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION

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TOI is a leading, value-based platform focused exclusively on oncology

385K Patient visits in 2024

200+ clinical trials since TOI was founded, giving patients cutting edge access

~21K oral scripts filled in 2024

~77K unique patient encounters in 2024

33% reduction in patient total healthcare costs in peer-reviewed study[1]

130 Oncologists and Mid-levels

Key Partners

Anthem, WellMed, Optum, Astrana Health, AltaMed, carelon, NAMM California, P3 Health Partners, Preferred IPA of California, AppleCare Medical Group, MaxHealth, Heritage Provider Network

[1] Based on study conducted by the American Society of Clinical Oncology and published in the Journal of Oncology Practice in September 2019 titled "Lay Health Worker-Led Cancer Symptom Screening Intervention and the Effect on Patient-Reported Satisfaction, Health Status, Health Care Use, and Total Costs: Results from a Tri-Part Collaboration"

THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION

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5 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION TOI is both an oncology benefit manager and oncology care provider.
TOI combines the services of a speciality benefits manager withthe care delivery infrastructure of a provider and pharmacy

6 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION a combination which is differentiated among marketplace solutions TOI’s peers at scale are either exclusively a network management model or designed around fee - for - service economics that generate profit positively correlated to drug spend

7 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION with fully integrated suite of services to deliver care across oncology continuum TOI offers an expansive range of oncology services with a distinctive capability to assume fully-delegated, population-level managed care and capitation contracts, while enhancing patient care Physician Services Dispensary 1 / Specialty Pharmacy Patient Navigator Program Financial & Therapy Counseling Infusion Chemotherapy Utilization Management Radiation Oncology Hospice and Palliative Care Collaboration MSO / IPA Blood Product Transfusions Clinical Trials TOI offers an expansive range of oncology services with a distinctive capability to assume fully - delegated, population - level managed care and capitation contracts, while enhancing patient care

8 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION TOIs differentiated clinical model delivers superior results to patients and payors TOIs clinicians and population health tools create integrated, value-based model focused on quality care at lower cost Notes: 1 Based on study on TOI patient population conducted by researchers at Stanford University in collaboration with the American Society of Clinical Oncology, and published in the Journal of Oncology Practice in September 2019 titled “Lay Health Worker - Led Cancer Symptom Screening Intervention and the Effect on Patient - Reported Satisfaction, Health Status, Health Care Use, and Total Costs: Results from a Tri - Part Collaboration” 2 Average patient rating across >3,500 Google Reviews; also comparable to 90.7 Press Ganey score for 2024 Integration of Palliative Care Hospice High Value Cancer Care Program Patient Navigator Program Proprietary Utilization Management Tool Care Pathways Informed by NCCN Guidelines Vertically Integrated Dispensary & Pharmacy Services

9 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION TOI benefits from a scalable model, with existing multi-market presence, and large remaining whitespace opportunity Notes: 1 Represents Medicare Advantage, ACO/DCE, Managed Medicaid, Exchange and Commercial HMO lives. Lives based on published statistics from cms.gov and kff.org. 2 Represents 2024E lives.

10 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION financial overview

10 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION TOI Revenue1 and Milestone Timeline TOI represents 0.2% of the U.S. Oncology Market, providing substantial growth opportunity (1) 2007-2017 revenue is cash basis, unaudited and pertains to the Predecessor entity only (2) Predecessor revenue of $76M; Successor revenue of $37M (3) Unaudited 2024 revenue

12 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION ¸|QͭńƠͭűŦͭƬĿğͭƕôƬĿͭƬűͭĐƘğôŘͭğǐğŦͭńŦͭˢˠˢ˥ Three key sources of contribution as TOI enters 2025… • TOI continues to sign new contracts at an accelerated pace • These contracts require lower marginal cost, given they are utilizing TOI’s existing clinical capacity New Value - based Contracts • TOI’s orals attachment rate continues to increase • Orals are high contribution products that leverage existing clinical capacity Growth in Dispensary Attachments 1 2 • TOI made substantial investments in clinical labor in 2024 • Going forward, there is significant unused clinic capacity that will be filled with corresponding improvement in labor productivity Clinical Productivity 3 ~$48M in annualized net revenue from signed or near - term value - based contracts -- 20 40 60 80 100 120 140 160 Scripts per 1K E&Ms $155 $160 $165 $170 $175 $180 $185 $46,000 $48,000 $50,000 $52,000 $54,000 $56,000 $58,000 $60,000 2023 2024 2025G TOI Payroll Productivity Clinical Payroll Payroll / Visit Enhanced flow - through from new cap and FFS revenue that utilizes existing providers Status Payor Status Market 2025 Net Cap ($M) Annualized Net Cap ($M) Live Payor 1 New Payor CA 0.97 0.97 Live Payor 2 New Payor CA 4.16 4.16 Live Payor 3 Expansion CA 11.40 11.40 Live Payor 4 Expansion CA 1.47 1.51 Live Payor 5 Expansion CA 1.48 1.48 Live Payor 6 Expansion CA 0.59 0.89 Live Payor 7 New Payor NV 0.77 0.79 Live Payor 8 New Payor FL 1.71 3.25 Live Payor 9 Expansion OR 0.51 0.51 4/1 LaunchPayor 10New Payor NV 2.57 3.58 7/1 LaunchPayor 11Expansion NV 1.84 3.68 5/1 LaunchPayor 12Expansion CA 0.85 1.67 4/1 LaunchPayor 13New Payor CA 0.98 1.49 3/1 LaunchPayor 14Expansion FL 5.00 9.36 5/1 LaunchPayor 15New Payor FL 2.26 3.48 Total $36.58 $48.25

13 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION ̵ƠƴƕƕűƘƬğĘͭĐǗͭŤƴśƬńƕśğͭĘƘńǐğƘƠͭűķͭƘğǐğŦƴğͭĸƘűǑƬĿͭôŦĘͭŤôƘĸńŦͭğǖƕôŦƠńűŦͭǑńƬĿńŦͭ ¸|Q͕ƠͭĘńǐğƘƠńǮğĘͭĐƴƠńŦğƠƠͭŤűĘğś Patient Services (Medical & Radiation Oncology) Drug Dispensing Clinical Trials Other 1 Revenue Mix Future Volume Growth Margin Contribution Low FFS CAP Direct High High Low High 35% 17% 46% 1% 1% Dispensary, Clinical Trials, and Other + New CAP contract lives drive incremental volume + Growing attachment rates to clinic visits + New CAP contracts + Growing cancer prevalence + Payor steerage from hospitals + Specialty (non - chemo) infusion + Strong new drug pipeline + Complex trial enrollment + Management fees + Data monetization + Quality Programs Drivers: 1 Includes Other Revenue Such as Management Fees and Data Monetization Medium High High Medium Low CAP Delegated High Highest - growth categories provide significant contribution margin due to developed substantial central and local infrastructure

14 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION ̵ńŦđśƴĘńŦĸͭŤűŤğŦƬƴŤͭńŦͭŦğǑͭđôƕńƬôƬńűŦͭđűŦƬƘôđƬͭƠƬôƘƬƠ 2Q24 3Q24 4Q24 1Q25 20K 60K 20K 250K -- 240K Contract Starts – Value - Based Lives 1 3 2 4 -- 5 Contract Starts – Contract Count $12 $24 $26 $6 NA $3 Contract Starts – Average PMPM -- - 13K -- -- - 80K -- Contract Terminations – Value - Based Lives -- 1 -- -- 1 -- Contract Terminations – Contract Count NA $30 NA NA $5 NA Contract Terminations – Average PMPM 1.9M 1.9M 1.9M 1.9M 1.7M 1.8M Ending Value - Based Lives 1Q24 2Q25 • TOI exited 2024 with a contract pipeline of over 500K Value - Based Lives, in addition to >80K already signed to start in 1H25 1 • New contracts in increasingly high - spend populations, leading to higher PMPM for TOI, and greater opportunity for savings through TOI’s spend management model • One major contract termination in 2Q24 was offset by new wins in 2H24 Notable call - outs: A A B C B C 1 Based on management estimates of contracts in negotiation and anticipated patient populations in signed contracts; management e stimates subject to change

TOI is profitable at a market level, with infrastructure in place to support additional growth at high contribution rate in 2025

TOI is profitable at a market level, with infrastructure in place to support additional growth at high contribution rate in 2025 The landscape of solutions in the market to address this issue while supporting quality are limited TOI is one of the first, single-stop models capable of reducing costs while controlling for clinical quality .. Our combined technology platform + hybrid captive network management model allow us care visibility TOIs model has been exported to multiple markets, proving first-year cost reduction on new contracts The quality of clinical experience with TOI leads our patients to embrace additional services from us TOIs growth comes with favorable margin contribution profile because of the infrastructure we have built This positions TOI for tremendous medium- and long-term success